Exhibit 10.1

THIRD MODIFICATION TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Third Modification to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into effective as of September [_], 2020 (the “Effective Date”) by and among CIBC BANK USA, (the “Lender”), LIFEWAY FOODS, INC., an Illinois corporation (“Lifeway”), FRESH MADE, INC., a Pennsylvania corporation (“FMI”), THE LIFEWAY KEFIR SHOP LLC, an Illinois limited liability company formerly known as STARFRUIT, LLC (“LKS”), and LIFEWAY WISCONSIN, INC., an Illinois corporation (“LWI” and together with Lifeway, FMI and LKS being sometimes individually referred to as a “Borrower” and collectively referred to as the “Borrowers”).

R E C I T A L S :

WHEREAS, the Lender and the Borrowers entered into an Amended and Restated Loan and Security Agreement dated May 7, 2018, as amended by that certain First Modification to Amended and Restated Loan and Security Agreement effective as of March 31, 2019, and that certain Second Modification to Amended and Restated Loan and Security Agreement effective as of December 10, 2019 (as modified, the “Loan Agreement”), pursuant to which the Lender made available to the Borrowers a credit facility;

WHEREAS, the Lender and Borrowers desire to amend the Loan Agreement; and

WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1.                  Definitions. (a) Undefined Terms. Unless the context otherwise provides or requires, capitalized terms used herein which are not defined herein shall have the meanings ascribed to them in the Loan Agreement; provided, however, that all references in the Loan Agreement to (a) “Obligations” shall, in addition to the definition set forth in the Loan Agreement include, but not be limited to, the duties and obligations of the Borrowers under this Amendment, and (b) “Loan Documents” shall, in addition to the definition set forth in the Loan Agreement include, but not be limited to, this Amendment and the documents and instruments to be delivered pursuant to this Amendment.

(b)       Amended and Restated Defined Terms. When used herein and in the Loan Agreement, the following terms shall have the following amended and restated meaning:

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“Applicable Margin” means, for any day, the rate per annum set forth below, it being understood that the Applicable Margin for (i) LIBOR Loans shall be the percentage set forth under the column “LIBOR Margin”, (ii) Base Rate Loans shall be the percentage set forth under the column “Base Rate Margin”, (iii) the Non-Use Fee Rate shall be the percentage set forth under the column “Non-Use Fee Rate” and (iv) the L/C Fee shall be the percentage set forth under the column “L/C Fee Rate”:

LIBOR Margin	Base Rate Margin	Non-Use Fee Rate	L/C Fee Rate
1.95%	-1.00	0.20%	0.20%

“Fixed Charge Coverage Ratio” means, for any Computation Period, the ratio of (a) the total for such period of EBITDA minus the sum of (i) income taxes paid in cash net of refunds received by the Loan Parties, (ii) all unfinanced Capital Expenditures (excluding (A) up to $620,000 of unfinanced Capital Expenditures made during the Fiscal Quarter ended September 30, 2017 and were made in connection with the acquisition of a packaging bundler for the Morton Grove Facility and (B) an additional $1,500,000 of Capital Expenditures in the aggregate made between the date hereof and the Termination Date to the extent permitted hereunder), (iii) cash distributions or dividends (to the extent permitted hereunder) and (iv) amounts paid to repurchase or redeem stock or equity (excluding (A) amounts paid to repurchase or redeem stock or equity in connection with the Permitted 2017 Redemption Transaction and (B) an additional $1,500,000 in the aggregate paid to repurchase or redeem stock or equity between the date hereof and the Termination Date to the extent permitted hereunder) to (b) the sum for such period of (i) cash Interest Expense plus (ii) management fees paid in cash if and to the extent permitted hereunder.

“LIBO Rate” means a rate of interest equal to (i) the per annum rate of interest at which United States dollar deposits for a period equal to the relevant Interest Period are offered in the London Interbank Eurodollar market at 11:00 A.M. (London time) two (2) Business Days prior to the commencement of such Interest Period (or three (3) Business Days prior to the commencement of such Interest Period if banks in London, England were not open and dealing in offshore United States dollars on such second preceding Business Day), as displayed in the Bloomberg Financial Markets system (or other authoritative source selected by Lender in its sole discretion), divided by (ii) a number determined by subtracting from 1.00 the then stated maximum reserve percentage for determining reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D); provided, however, that in no event shall the LIBO Rate be deemed less than 0.20%. If the Bloomberg Financial Markets system ceases to provide such quotes or a Governmental Authority having jurisdiction over Lender has made a public statement identifying a specific date after which the LIBO Rate shall no longer be made available or used for determining the interest rate of loans and such date has occurred, the LIBO Successor Rate may be used by Lender. If on any date of determination more than one London interbank offered rate for the applicable Interest Period appears in the Bloomberg Financial Markets system (or other authoritative source selected by Lender in its sole discretion), the highest of such rates will be the rate used for such day. Lender's determination of the LIBO Rate shall be conclusive, absent manifest error and shall remain fixed during such Interest Period.

“Prime Rate” means, for any day, the rate of interest in effect for such day as announced from time to time by Lender as its prime rate (whether or not such rate is actually charged by Lender), which is not intended to be Lender’s lowest or most favorable rate of interest at any one time); provided, however, that in no event shall the Prime Rate be deemed less than 1.25%. Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate. Any change in the Prime Rate announced by Lender shall take effect at the opening of business on the day specified in the public announcement of such change; provided that Lender shall not be obligated to give notice of any change in the Prime Rate.

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“Revolving Commitment” means $5,000,000 subject to Section 2.1.1. hereof. Annex A to the Loan Agreement is hereby amended and restated in accordance with Annex A attached to this Amendment.

“Revolving Loan Availability” means the Revolving Commitment.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website); provided, however, that in no event shall SOFR be deemed less than 0.20%.

“Termination Date” means the earlier to occur of (a) June 30, 2025, which date may be extended at the request of any Borrower with the written consent of Lender without the need for any formal amendment hereto, or (b) such other date on which the Commitments terminate pursuant to Section 5 or Section 13.2.

2.                Amendment to Loan Agreement.

(a)               Commencing the Effective Date, Section 2.1.1 of the Loan Agreement is amended and restated as follows:

2.1.1       Revolving Commitment. Lender agrees to make loans on a revolving basis (“Revolving Loans”) from time to time until the Termination Date as Borrowers may request from Lender; provided that after giving effect to such Revolving Loans, the Revolving Outstandings will not at any time exceed Revolving Loan Availability. The Borrowers shall have the right to increase the Revolving Commitment to $10,000,000 by giving the Lender not less than sixty (60) days advance written notice of the Borrowers’ election to so increase the Revolving Commitment provided that (a) no Event of Default or Default has occurred and is continuing, (b) the Borrowers execute and deliver to Lender a replacement Note in the amount of the increased Revolving Commitment (in substantially the same form as the then existing Note), (c) Annex A to the Loan Agreement is amended to reflect the increased Revolving Commitment, and (d) Lender, in its sole discretion, consents to such increase in the Revolving Commitment.

(b)               Commencing the Effective Date, Section 10.1.6 of the Loan Agreement is amended and restated as follows:

10.1.6       Reserved.

(c)               Commencing the Effective Date, a new Section 11.14.3 is inserted in the Loan Agreement immediately after Section 11.14.2 as follows:

11.14.3 Minimum Working Capital. The sum of the value of Accounts and Inventory shall be greater $11,250,000.00, determined as of the end of each Fiscal Quarter based on the financial statements delivered in respect of such Fiscal Quarter pursuant to Section 10.1 of the Loan Agreement commencing the Fiscal Quarter ending December 31, 2020 and at the end of each Fiscal Quarter thereafter; provided, however, that compliance with this Section 11.14.3 shall not be required in respect of any Fiscal Quarter during which there were no Revolving Outstandings.

(d)               Commencing on the Effective Date, Exhibit C to the Loan Agreement is amended and restated as provided in Annex 1 to this Amendment.

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(e)               Except as specifically set forth herein, Note and the Loan Documents previously delivered by the Borrowers shall remain in full force and effect and are hereby ratified and confirmed in all respects. The indebtedness evidenced by the Note is continuing indebtedness of the Borrowers and nothing herein shall be deemed to constitute a payment, settlement or novation of the Note, or to release or otherwise adversely affect any lien or security interest securing such indebtedness or any rights of the Lender against any party primarily or secondarily liable for such indebtedness.

3.                  Reserved.

4.                  Representations and Warranties of Borrowers.

(a)               The Recitals in this Amendment are true and correct in all respects.

(b)               All representations and warranties of each Borrower in the Loan Agreement and in the other Loan Documents to which each Borrower is a party are incorporated herein in full by this reference and are true and correct in all material respects as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date.

(c)               No Event of Default or Default has occurred and is continuing.

(d)               Each Borrower has the power, and has been duly authorized by all requisite action, to execute and deliver this Amendment. This Amendment has been duly executed by each Borrower.

(e)               This Amendment is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower and each of the other Borrowers in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors’ rights generally.

(f)                The execution, delivery and performance of this Amendment do not and will not (i) violate any law, rule, regulation or court order to which any of the Borrowers is subject; (ii) conflict with or result in a breach of the certificate of formation or incorporation, bylaws, limited liability company agreement or other organizational documents of any of the Borrowers or any other agreement or instrument to which it is party or by which the properties of any of the Borrowers is bound; or (iii) result in the creation or imposition of any Lien on any property of any of the Borrowers, whether now owned or hereafter acquired, other than Liens in favor of the Lender.

(g)               No consent or authorization of, filing with or other act by or in respect of any Person is required in connection with the execution, delivery or performance by each of the Borrowers, or the validity or enforceability, of this Amendment, or the consummation of the transactions contemplated hereby.

5.                  Conditions Precedent to Effectiveness. This Amendment shall be effective on the date when each of the following conditions shall have been satisfied in the sole discretion of the Lender:

(a)               Amendment. Each of the Borrowers and the Lender shall have delivered to the Lender executed counterparts of this Amendment;

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(b)               Amended and Restated Note. The Borrowers shall have delivered to the Lender a Second Amended and Restated Note in the form attached hereto as Exhibit A;

(c)               Secretary and Manager Certificates. With respect to each Borrower (i) good standing certificates in its state of incorporation (or formation) and in each other state requested by the Lender; and (ii) certification that the certificates delivered by such Borrower on or about May 7, 2018, remain in full force and effect (it being understood that the Lender may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein), all certified by its secretary or an assistant secretary or manager (or similar officer) as being in full force and effect without modification; and

(d)               Other Documents. The Borrowers shall have delivered to the Lender such other agreements, certificates, instruments and other documents as the Lender may reasonably request to accomplish the purposes of this Amendment.

6.               Reference to and Effect on Loan Documents.

(a)               Ratification. Except as specifically provided in this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect and each Borrower hereby ratifies and confirms each such Loan Document.

(b)               No Waiver. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of any right, power or remedy of either party under the Loan Agreement or any of the other Loan Documents, or, except as expressly provided in herein, constitute a consent, waiver or modification with respect to any provision of the Loan Agreement or any of the other Loan Documents. Upon the effectiveness of this Amendment each reference in (a) the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import and (b) any other Loan Document to “the Agreement” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Loan Agreement as amended and modified hereby.

7.                  Entire Agreement. This Amendment, including all annexes, exhibits, schedules and other documents incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

8.                  Fees and Expenses. As provided in the Loan Agreement, the Borrowers agree to pay on demand all reasonable fees, costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment.

9.                  Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

10.              Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Amendment shall govern and control.

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11.              Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of the Lender and shall be binding upon the successors and assigns of each Borrower.

12.              Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission (such as fax or e-mail) shall be as effective as delivery of a manually executed counterpart thereof.

13.              Headings. The paragraph headings used in this Amendment are for convenience only and shall not affect the interpretation of any of the provisions hereof.

14.              Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS SET FORTH IN THE CREDIT AGREEMENT.

15.              Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE PARTIES FURTHER CONSENTS TO THE SERVICE OF PROCESS IN THE MANNER SET FORTH IN THE LOAN AGREEMENT. EACH OF THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

16.              Waiver of Jury Trial. THE LENDER AND EACH OF THE BORROWERS, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT, ANY OF THE OTHER OBLIGATIONS, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND EACH AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AMENDMENT.

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17.              Release of Claims. In consideration for entering into this agreement, the sufficiency of which is acknowledged, and excepting only the contractual obligations respecting future performance by the Lender arising under the Loan Agreement and the Loan Documents, each of the Borrowers hereby irrevocably releases and forever discharges the Lender and each of its affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, representatives and attorneys (each, a “Released Person”) of and from all damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever which such Borrowers may now have or claim to have on and as of the date hereof against any Released Person, whether presently known or unknown, liquidated or unliquidated, suspected or unsuspected, contingent or non-contingent, and of every nature and extent to the extent arising out of, under or from the Loan Agreement, Loan Documents and related transactions (collectively, “Claims”). Each Borrower jointly and severally represents and warrants to the Lender that it has not granted or purported to grant to any other Person any interest whatsoever in any Claim, as security or otherwise. The Borrowers shall jointly and severally indemnify, defend and hold harmless each Released Person from and against any and all Claims and any loss, cost, liability, damage or expense (including reasonable attorneys’ fees and expenses) incurred by any Released Person in investigating, preparing for, defending against, providing evidence or producing documents in connection with or taking other action in respect of any commenced or threatened Claim.

EACH BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED, WAIVED AND DISCHARGED BY THIS AMENDMENT. EACH BORROWER HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER ANY CIVIL CODE OR ANY SIMILAR LAW, TO THE EXTENT SUCH LAW MAY BE APPLICABLE, WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT THAT SUCH LAWS MAY BE APPLICABLE, EACH BORROWER WAIVES AND RELEASES ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OR ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF THEIR WAIVERS OR RELEASES HEREUNDER.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

THE LENDER:

CIBC BANK USA FORMERLY KNOWN AS THE PRIVATE BANK AND TRUST COMPANY

By: /s/ Christopher M. Trimbach, Managing Director – Commercial Banking
Authorized Officer

THE BORROWERS:

Lifeway Foods, Inc.

By: /s/Julie Smolyansky

Name and Title: Julie Smolyansky, Chief Executive Officer

Fresh Made, Inc.

By: /s/Julie Smolyansky

Name and Title: Julie Smolyansky, Chief Executive Officer

THE LIFEWAY KEFIR SHOP LLC

By: /s/Julie Smolyansky

Name and Title: Julie Smolyansky, Manager

LIFEWAY WISCONSIN, INC.

By: /s/Julie Smolyansky

Name and Title: Julie Smolyansky, Chief Executive Officer

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AMENDED AND RESTATED ANNEX A

COMMITMENTS

Lender	Revolving Commitment Amount
CIBC Bank USA	$5,000,000.00
TOTALS	$5,000,000.00

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EXHIBIT A

FORM OF SECOND AMENDED AND RESTATED

NOTE

September [__], 2020

$5,000,000.00	Chicago, Ilinois

The undersigned, for value received, promises to pay to the order of CIBC Bank USA (“Lender”) and its registered assigns at its principal office in Chicago, Illinois the aggregate unpaid amount of all Loans made to the undersigned by Lender pursuant to the Loan and Security Agreement referred to below (as shown on the schedule attached hereto (and any continuation thereof) or in the records of Lender), such principal amount to be payable on the dates set forth in the Loan and Security Agreement.

The undersigned further promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Loan and Security Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Amended and Restated Loan and Security Agreement, dated as of May 7, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”; terms not otherwise defined herein are used herein as defined in the Loan and Security Agreement), between the undersigned and Lender, to which Loan and Security Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

This Note is made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

This Note amends, restates and replaces in its entirety that certain First Amended and Restated Note dated March 31, 2019 executed and delivered by the undersigned in favor of the Lender pursuant to the Loan Agreement (collectively, the “Prior Note”). Neither execution of this Note by the undersigned nor cancellation of the Prior Note by the Lender shall be deemed or construed as a novation of the obligations of the undersigned evidenced by the Prior Note, all of which shall be and remain in full force and effect and evidenced by this Note.

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Lifeway Foods, Inc.

By: /s/Julie Smolyansky
Name and Title: Julie Smolyansky, Chief Executive Officer

Fresh Made, Inc.

By: /s/Julie Smolyansky
Name and Title: Julie Smolyansky, Chief Executive Officer

THE LIFEWAY KEFIR SHOP LLC

By: /s/Julie Smolyansky
Name and Title: Julie Smolyansky, Chief Executive Officer

LIFEWAY WISCONSIN, INC.

By: /s/Julie Smolyansky
Name and Title: Julie Smolyansky, Chief Executive

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